SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

Xtrackers High Beta High Yield Bond ETF (HYUP)

At a meeting held on August 13, 2024, the Board of Trustees of DBX ETF Trust approved a reduction in the fund’s unitary advisory fee as stated below. At the same time, the Board terminated the contractual expense limitation that capped the fund’s operating expenses at the same level because of the redundancy. The reduction in the unitary advisory fee and the termination of the expense limitation are effective immediately.
As a result, the fund’s summary prospectus is revised as follows:
All references to the contractual expense limitation for the fund are hereby deleted.
The following information replaces the existing similar disclosure in the “FEES AND EXPENSES” section of the fund’s summary prospectus:
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee[1]	0.20
Other Expenses	None
Total annual fund operating expenses	0.20
1 “Management fee” is restated to reflect the fund’s new management fee rate effective August 13, 2024.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$20	$64	$113	$255
Please Retain This Supplement for Future Reference
August 13, 2024
PROSTKR24-72